YOUR FUND'S OBJECTIVE:

THE FRANKLIN EQUITY FUND SEEKS CAPITAL APPRECIATION AND SECONDARILY, CURRENT INCOME, BY INVESTING PRIMARILY IN COMMON STOCKS OR SECURITIES CONVERTIBLE INTO COMMON STOCKS.


For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



February 18, 1997

Dear Shareholder,

We are pleased to bring you this semi-annual report for the Franklin Equity Fund, which covers the six months ended December 31, 1996. During the period under review, the U.S. economy experienced moderate growth with low inflation, while interest rates, as measured by the 30-year U.S. Treasury bond, declined from 6.87% to 6.64%. The U.S. stock market responded favorably to these conditions, and the unmanaged Standard & Poor's 500 Stock Index(R) posted a total return of +11.68% for the period.1 Within this environment, Class I shares of the fund provided a six-month total return of +11.00%, as discussed in the Performance Summary on page 5.


1. Total return includes reinvested dividends. One cannot invest directly in an index.


During the period, we continued to combine fundamental research with quantitative models (formulas that compare financial data of many companies) in an attempt to provide investors with solid growth over time. We used our proprietary Earnings Valuation model and other quantitative measures to help us sift through the universe of companies for attractive investment candidates. These companies were then thoroughly analyzed by Franklin's team of portfolio managers and equity analysts who looked at several fundamental factors, including quality of earnings, strength of management, market position, and potential growth before making an investment. Ultimately, we chose stocks for the fund's portfolio that we believed had solid growth potential and were available at reasonable valuations.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

On December 31, 1996, the portfolio consisted of 83 securities of companies in such diverse industries as semiconductors, financials, health care, data networking, energy, and consumer products. Believing that high-quality, generally large-capitalization growth stocks would prosper even if the growth rate of the U.S. economy slowed, we focused on such companies. Our most important new investments included health care stocks such as Amgen, Roche Holdings and Sandoz (which recently merged with Ciba-Geigy to form Novartis), and technology service stocks such as Broderbund Software, Electronic Data Systems, First Data Corp., and Sterling Commerce.

Our long-term outlook for the U.S. stock market remains bullish for a variety of reasons. First, net inflows into equity mutual funds during 1996 exceeded $200 billion, and in our opinion, the demographics of the aging "baby-boom" generation should continue to motivate retirement investing. Second, we believe the world's major economies are generally in either a growth or recovery phase, which could benefit many U.S.-based multinational firms selling products or services abroad. Third, the ability of many U.S. firms to be highly competitive on a worldwide basis is improving profitability and enhancing the shareholder value of these companies. For example, innovative, domestic high-technology companies such as Intel, Cisco, and Oracle (all large holdings of the fund) have dominant market share in their respective fields worldwide. In our opinion, this favorable trend could persist for some time. However, we do not believe that the overall market, as represented by the S&P 500, will produce double-digit earnings growth in 1997 as it did in each of the past four years, and in an environment of slowing corporate profit growth, stable companies such as those held by the fund are usually sought by investors -- a condition which could benefit many of our holdings.


   FRANKLIN EQUITY FUND
   TOP 10 HOLDINGS ON 12/31/96
   AS A PERCENTAGE OF TOTAL NET ASSETS

                                         % OF TOTAL
   COMPANY, INDUSTRY                     NET ASSETS
   --------------------------------------------------
   INTEL CORP.                              3.9%
   SEMICONDUCTORS
   --------------------------------------------------
   AES CORP.                                2.2%
   INDUSTRIAL SERVICES
   --------------------------------------------------
   CISCO SYSTEMS INC.                       2.1%
   ELECTRONIC TECHNOLOGY
   --------------------------------------------------
   AMERICAN INTERNATIONAL GROUP INC.        1.9%
   FINANCE
   --------------------------------------------------
   REPSOL, SA, ADR                          1.8%
   ENERGY/MINERALS
   --------------------------------------------------
   BARRETT RESOURCES CORP.                  1.8%
   ENERGY/MINERALS
   --------------------------------------------------
   PHILIP MORRIS COS. INC.                  1.8%
   CONSUMER NON-DURABLES
   --------------------------------------------------
   U.S. ROBOTICS CORP.                      1.7%
   ELECTRONIC TECHNOLOGY
   --------------------------------------------------
   NIKE INC., CLASS B                       1.7%
   CONSUMER NON-DURABLES
   --------------------------------------------------
   FELCOR SUITE HOTELS INC.                 1.7%
   REAL ESTATE INVESTMENT TRUSTS
   --------------------------------------------------

FOR A DETAILED LISTING OF PORTFOLIO HOLDINGS, SEE PAGE 7 OF THIS REPORT.


This discussion reflects the strategies we employed for the fund during the six-month period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings will change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

As always, we thank you for your participation in the Franklin Equity Fund and look forward to serving your investment needs in the years to come. We welcome any comments or suggestions you may have.

Sincerely,

Charles B. Johnson
Chairman




PERFORMANCE SUMMARY

CLASS I

The Franklin Equity Fund Class I reported a cumulative total return of +11.00% for the six-month period ended December 31, 1996. Cumulative total return measures the change in value of an investment, does not include the sales charge, and assumes reinvestment of dividends and capital gains. As the chart to the right illustrates, the fund delivered a cumulative total return of more than +203% and an average annual total return of more than +11% over the 10-year period ended December 31, 1996.

During the reporting period, shareholders received distributions totaling 2.87 cents ($0.0287) per share in income dividends, 7.27 cents ($0.0727) in short-term capital gains, and 35.83 cents ($0.3583) in long-term capital gains. As measured by net asset value, the price of the fund's shares increased by $0.46, from $8.26 on June 30, 1996, to $8.72 on December 31, 1996. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

FRANKLIN EQUITY FUND

Class I
Periods ended 12/31/96
                         ONE-     FIVE-    TEN-
                         YEAR     YEAR     YEAR
-------------------------------------------------
Cumulative
Total Return1           22.96%   81.23%   203.07%

Average Annual
Total Return2           17.47%   11.60%    11.22%

Value of $10,000
Investment3             $11,747  $17,311  $28,963
-------------------------------------------------

One-Year Total Return4

12/31/92   12/31/93  12/31/94  12/31/95   12/31/96
  3.59%      8.53%    -1.38%    32.94%     22.96%
--------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge. See Note below.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge. Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance. All total return figures assume reinvestment of dividends and capital gains at net asset value and take into account the effect of the 12b-1 plan from the date of its implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY

CLASS II

The Franklin Equity Fund Class II reported a cumulative total return of +10.58% for the six-month period ended December 31, 1996. Cumulative total return measures the change in value of an investment, does not include sales charges, and assumes reinvestment of dividends and capital gains.

During the reporting period, shareholders received distributions totaling 7.27 cents ($0.0727) in short-term capital gains, and 35.83 cents ($0.3583) in long-term capital gains. As measured by net asset value, the price of the fund's shares increased by $0.45, from $8.23 on June 30, 1996, to $8.68 on December 31, 1996. Of course, past performance cannot guarantee future results, and distributions will vary depending on income earned by the fund, as well as any profits realized from the sale of securities in the portfolio.

FRANKLIN EQUITY FUND

CLASS II
PERIODS ENDED 12/31/96
                                                 SINCE
                                       ONE-    INCEPTION
                                       YEAR    (5/1/95)
-----------------------------------------------------------
Cumulative Total Return               21.85%     46.54%

Average Annual Total Return2          19.57%     24.92%

Value of $10,000 Investment3         $11,957     $14,501
-----------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charges. See Note below.
Note: Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN EQUITY FUND

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, DECEMBER 31, 1996 (UNAUDITED)


                                                                                               Value
   SHARES                                                                                     (Note 1)
                COMMON STOCKS  93.8%
                COMMERCIAL SERVICES  0.6%
      50,000    Omnicom Group, Inc. ...............................................          $ 2,287,500
                                                                                             -----------

                CONSUMER DURABLES  2.0%
     100,000    Callaway Golf Co. .................................................            2,875,000
     200,000    Mattel, Inc. ......................................................            5,550,000
                                                                                              ----------
                                                                                               8,425,000
                                                                                              ----------
                CONSUMER NON-DURABLES  8.8%
      65,000    Gillette Co. ......................................................            5,053,750
     120,000    Nike, Inc., Class B................................................            7,170,000
     210,000    Pepsico, Inc. .....................................................            6,142,500
      65,000    Philip Morris Cos., Inc. ..........................................            7,320,625
      60,000    Proctor & Gamble Co. ..............................................            6,450,000
     125,000    Sara Lee Corp. ....................................................            4,656,250
                                                                                              ----------
                                                                                              36,793,125
                                                                                              ----------
                CONSUMER SERVICES  1.9%
    150,000a    CUC International, Inc. ...........................................            3,562,500
     150,000    TCA Cable TV, Inc. ................................................            4,518,750
                                                                                              ----------
                                                                                               8,081,250
                                                                                              ----------
                ELECTRONIC TECHNOLOGY  15.2%
     75,000a    3Com Corp. ........................................................            5,503,125
     75,000a    Ascend Communications, Inc. .......................................            4,659,375
    200,000a    Cabletron Systems, Inc. ...........................................            6,650,000
    140,000a    Cisco Systems, Inc. ...............................................            8,907,500
      50,000    Ericsson (L.M.) Telecommunications, ADR............................            1,509,375
      47,305    Lockheed Martin Corp. .............................................            4,328,408
      16,204    Lucent Technologies, Inc. .........................................              749,435
      10,000    Motorola, Inc. ....................................................              613,750
    200,000a    Newbridge Networks Corp. ..........................................            5,650,000
     110,000    Nokia Corp., ADR...................................................            6,325,000
      40,000    Raytheon Co. ......................................................            1,925,000
    250,000a    Tekelec ...........................................................            3,937,500
    140,000a    Tellabs, Inc. .....................................................            5,267,500
    100,000a    U.S. Robotics Corp. ...............................................            7,200,000
                                                                                              ----------
                                                                                              63,225,968
                                                                                              ----------
                ENERGY/MINERALS  9.5%
    175,000a    Barrett Resources Corp. ...........................................            7,459,375
     250,000    Enron Oil & Gas Co. ...............................................            6,312,500
                Energy/Minerals (cont.)
      45,000    Mobil Corp. .......................................................         $  5,501,250
     200,000    Repsol, SA, ADR....................................................            7,625,000
     185,000    Ultramar Diamond Shamrock Corp. ...................................            5,850,625
     275,000    YPF Sociedad Anonima, ADR..........................................            6,943,750
                                                                                              ----------
                                                                                              39,692,500
                                                                                              ----------
                FINANCE  10.0%
      75,000    American International Group, Inc. ................................            8,118,750
     100,000    Associates First Capital Corp. ....................................            4,412,500
      65,000    Citicorp ..........................................................            6,695,000
     62,900d    Credit Communal Holding/Dexia (Belgium) ...........................            5,739,359
     150,000    First USA, Inc. ...................................................            5,193,750
     130,000    Leucadia National Corp. ...........................................            3,477,500
    175,000a    Risk Capital Holdings, Inc. .......................................            3,390,625
     106,666    Travelers Group, Inc. .............................................            4,839,970
                                                                                              41,867,454
                                                                                              ----------
                HEALTH SERVICES  3.7%
      80,000    HBO & Co. .........................................................            4,750,000
     75,000a    Oxford Health Plans, Inc. .........................................            4,392,188
     75,000a    PacifiCare Health Systems, Inc., Class B...........................            6,393,750
                                                                                              ----------
                                                                                              15,535,938
                                                                                              ----------
                HEALTH TECHNOLOGY  6.7%
      60,000    American Home Products Corp. ......................................            3,517,500
     90,000a    Amgen, Inc. .......................................................            4,893,750
     100,000    Baxter International, Inc. ........................................            4,100,000
      35,000    Bristol-Myers Squibb Co. ..........................................            3,806,250
     210,000    Mentor Corp. ......................................................            6,195,000
        200d    Roche Holdings, AG (Switzerland)...................................            1,556,220
      3,500d    Novartis, AG (Switzerland) ........................................            4,005,977
                                                                                              ----------
                                                                                              28,074,697
                                                                                              ----------
                INDUSTRIAL SERVICES  2.2%
    200,000a    AES Corp. .........................................................            9,300,000
                                                                                              ----------
                PROCESS INDUSTRIES  1.1%
     175,000    Pittston Brink's Group ............................................            4,725,000
                                                                                              ----------

                PRODUCER MANUFACTURING  2.4%
     250,000    Mark IV Industries, Inc. ..........................................          $ 5,656,250
      80,000    Roper Industries, Inc. ............................................            3,130,000
     29,300a    U.S. Filter Corp. .................................................              930,275
                                                                                              ----------
                                                                                               9,716,525
                                                                                              ----------
                REAL ESTATE INVESTMENT TRUST  1.7%
     200,000    FelCor Suite Hotels, Inc. .........................................            7,075,000
                                                                                              ----------
                RETAIL TRADE  1.5%
    175,000a    Borders Group, Inc. ...............................................           6,278,125
                                                                                              ----------

                SEMICONDUCTORS  9.2%
     60,000a    Applied Materials, Inc. ...........................................            2,156,250
    300,000a    Exar Corp. ........................................................            4,650,000
     125,000    Intel Corp. .......................................................           16,367,188
     100,000    Linear Technology Corp. ...........................................            4,387,500
     75,000a    SGS-Thomson Microelectronics, Inc., ADR............................            5,250,000
    150,000a    Xilinx, Inc. ......................................................            5,521,875
                                                                                              ----------
                                                                                              38,332,813
                                                                                              ----------
                SOFTWARE/TECHNOLOGY SERVICES  7.3%
     110,000    Adobe Systems, Inc. ...............................................            4,111,250
     75,000a    Broderbund Software, Inc. .........................................            2,231,250
     125,000    Electronic Data Systems Corp. .....................................            5,406,250
     160,000    First Data Corp....................................................            5,840,000
    150,000a    Oracle Corp. ......................................................            6,262,500
    100,000a    Sterling Commerce, Inc. ...........................................            3,525,000
    100,000a    Sterling Software, Inc. ...........................................            3,162,500
                                                                                              ----------
                                                                                              30,538,750
                                                                                              ----------
                TRANSPORTATION  3.0%
     170,000    Air Express International Corp. ...................................            5,482,500
     200,000    Pittston Burlington Group .........................................            4,000,000
     135,000    Southwest Airlines Co. ............................................            2,986,875
                                                                                              ----------
                                                                                              12,469,375
                                                                                              ----------
                UTILITIES  7.0%
    175,000a    AirTouch Communications, Inc. .....................................            4,418,750
      50,000    AT&T Corp. ........................................................            2,175,000
     66,500d    Deutsche Telekom, AG (Germany) ....................................            1,398,294
     125,000    GTE Corp. .........................................................            5,687,500
     150,000    PacifiCorp ........................................................            3,075,000
     275,000    PG & E Corp. ......................................................            5,775,000
                Utilities (cont.)
     100,000    TECO Energy, Inc. .................................................          $ 2,412,500
     112,500    Williams Cos., Inc. ...............................................            4,218,750
                                                                                             -----------
                                                                                              29,160,794
                                                                                             -----------
                      TOTAL COMMON STOCKS (COST $281,636,663)......................          391,579,814
                                                                                             -----------
    FACE
   AMOUNT
                CONVERTIBLE BONDS  1.9%
$ 3,625,000c    Altera Corp., sub. notes, 5.75%, 06/15/02 .........................           5,623,278
2,000,000c,e    Omnicom Group, Inc., sub. notes, 4.25%, 01/03/07 ..................           2,045,000
     400,000    U.S. Filter Corp., sub. notes, 4.50%, 12/15/01 ....................             408,500
                                                                                             ----------
                  TOTAL CONVERTIBLE BONDS (COST $6,099,313)........................           8,076,778
                                                                                             ----------
                  TOTAL LONG TERM INVESTMENTS (COST $287,735,976)..................         399,656,592
                                                                                            -----------

               RECEIVABLES FROM REPURCHASE AGREEMENTS  4.9%
 20,031,763b    Joint Repurchase Agreements, 6.59%, 01/02/97, (Maturity Value $20,384,902)
                 (Cost $20,377,441)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $2,554,570)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.625%, 08/15/97 - 09/30/98
                 Bear, Sterns & Co., (Maturity Value $2,554,570)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 10/15/97 - 06/30/01
                 CIBC Wood Gundy Securities Corp., (Maturity Value $2,554,570)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.25%, 07/13/98 - 12/31/98
                 Daiwa Securities America, Inc., (Maturity Value $2,554,570)
                 Collateral: U.S. Treasury Notes, 6.00% - 9.125%, 05/15/97 - 08/15/01
                 Donaldson, Luftkin & Jenrenette Securities Corp., (Maturity Value $2,554,570)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.875%, 11/15/97 - 11/15/01
                 SBC Warburg, Inc., (Maturity Value $2,502,912)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 11/15/98 - 04/30/01
                 The Nikko Securities Co. International, Inc., (Maturity Value $2,554,570)
                 Collateral: U.S. Treasury Notes, 6.25% - 7.875%, 11/15/98 - 04/30/01
                 UBS Securities, L.L.C., (Maturity Value $2,554,570)
                 Collateral: U.S. Treasury Notes, 6.25% - 8.50%, 06/30/98 - 05/31/01 ...........      20,377,441
                                                                                                     -----------
                          TOTAL INVESTMENTS (COST $308,113,417)  100.6% ........................     420,034,033
                          LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6)% ........................      (2,414,556)
                                                                                                    ------------
                          NET ASSETS  100% .....................................................    $417,619,477
                                                                                                    ============
                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $308,180,483 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                 there was an excess of value over tax cost.....................................    $114,077,385
                  Aggregate gross unrealized depreciation for all investments in which
                 there was an excess of tax cost over value ....................................      (2,223,835)
                                                                                                     ------------
                  Net unrealized appreciation ..................................................    $111,853,550
                                                                                                     ============


PORTFOLIO ABBREVIATIONS:
L.L.C. - Limited Liability Corp.

a Non-income producing.
b Face amount for repurchase agreements is for the underlying collateral.
  See Note 1(g) regarding joint repurchase agreements.
c Purchased in a private placement transaction; resale may only be to qualified institutional buyers.
d Securities traded in foreign currency and valued in U.S. dollars.
e See Note 1(h) regarding securities purchased on a when-issued or delayed delivery basis.
                   The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996 (UNAUDITED)


Assets:
 Investments in securities, at value (identified cost $287,735,976)..............................   $399,656,592
 Receivables from repurchase agreements, at value and cost.......................................     20,377,441
 Cash............................................................................................        192,292
 Receivables:
  Dividends and interest.........................................................................        522,532
  Capital shares sold............................................................................        204,974
                                                                                                     -----------
      Total assets...............................................................................    420,953,831
Liabilities:                                                                                         ===========
 Payables:
  Investment securities purchased:
   Regular delivery..............................................................................        809,522
   When-issued basis (Note 1)....................................................................      2,000,000
  Capital shares repurchased.....................................................................         64,470
  Management fees................................................................................        179,435
  Distribution fees..............................................................................        139,889
  Shareholder servicing costs....................................................................         51,890
 Accrued expenses and other liabilities..........................................................         89,148
                                                                                                    ------------
      Total liabilities..........................................................................      3,334,354
                                                                                                    ------------
Net assets, at value.............................................................................   $417,619,477
                                                                                                    ============
Net assets consist of:
 Undistributed net investment income.............................................................       $ 43,865
 Unrealized appreciation on investments and translation of assets and liabilities denominated in
 foreign currencies..............................................................................    111,920,676
 Undistributed net realized gain from investments ...............................................      9,665,206
 Class I capital shares..........................................................................    290,063,878
 Class II capital shares.........................................................................      5,925,852
                                                                                                    ------------
Net assets, at value.............................................................................   $417,619,477
                                                                                                    ============
CLASS I SHARES:
 Net assets, at value ...........................................................................   $411,151,404
                                                                                                    ============
 Shares outstanding..............................................................................     47,143,230
                                                                                                     ===========
 Net asset value per share*......................................................................          $8.72
                                                                                                     ===========
CLASS II SHARES:
 Net assets, at value............................................................................    $ 6,468,073
                                                                                                     ===========
 Shares outstanding..............................................................................        744,945
                                                                                                     ===========
 Net asset value per share*......................................................................          $8.68
                                                                                                     ===========
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

Investment income:
 Dividends.............................................................................   $2,403,261
 Interest..............................................................................      752,478
                                                                                          ----------
      Total income.....................................................................              $ 3,155,739
                                                                                                       ---------
Expenses:
 Management fees (Note 5)..............................................................      988,589
 Distribution fees - Class I (Note 5)..................................................      347,914
 Distribution fees - Class II (Note 5).................................................       26,210
 Shareholder servicing costs (Note 5)..................................................      223,989
 Reports to shareholders...............................................................      137,818
 Registration and filing fees..........................................................       23,812
 Professional fees.....................................................................       19,942
 Directors' fees and expenses..........................................................       12,548
 Custodian fees........................................................................          524
 Other.................................................................................       11,853
                                                                                            --------
      Total expenses...................................................................                1,793,199
                                                                                                      ----------
      Net investment income............................................................                1,362,540
                                                                                                      ----------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) on:
  Investments..........................................................................                9,653,000
  Foreign currency transactions........................................................                  (30,721)
 Net unrealized appreciation on investments............................................               29,167,096
                                                                                                      ----------
Net realized and unrealized gain from investments and foreign currency.................               38,789,375
                                                                                                      ---------
Net increase in net assets resulting from operations...................................              $40,151,915
                                                                                                     ===========

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED) AND THE YEAR ENDED JUNE 30, 1996

                                                                                   SIX MONTHS           YEAR
                                                                                      ENDED             ENDED
                                                                                DECEMBER 31, 1996   JUNE 30, 1996
                                                                                ----------------    -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................................      $ 1,362,540      $ 2,489,958
  Net realized gain from investments and foreign currency transactions........        9,622,279       25,749,129
  Net unrealized appreciation on investments..................................       29,167,096       40,315,485
                                                                                  ------------       -----------
      Net increase in net assets resulting from operations....................       40,151,915       68,554,572
Distributions to shareholders from:
 Undistributed net investment income:
  Class I.....................................................................       (1,287,453)      (2,720,379)
  Class II....................................................................             (501)          (4,684)
 Net realized capital gains:
  Class I.....................................................................      (19,326,369)     (19,945,149)
  Class II....................................................................         (302,949)        (103,886)
Increase in net assets from capital share transactions (Note 3 )..............       27,574,667        7,224,174
                                                                                  -------------       ----------
      Net increase in net assets..............................................       46,809,310       53,004,648
Net assets:
 Beginning of period..........................................................      370,810,167      317,805,519
                                                                                  -------------       ----------
 End of period (including undistributed net investment income of $43,865 at
 12/31/96) ...................................................................     $417,619,477     $370,810,167
                                                                                   ============     ============


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Equity Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital growth.

The Fund offers two classes of shares, Class I and Class II. Effective January 1, 1997, the Fund will offer Advisor Class shares only to qualified investors. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representatative market as determined by the manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

B. INCOME TAXES:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

C. SECURITY TRANSACTIONS:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

G. REPURCHASE AGREEMENTS:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1996, all outstanding repurchase agreements held by the Fund had been entered into on that date.

H. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS:

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securites, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securites and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At June 30, 1996, for tax purposes, the Fund had accumulated net realized gains of $19,703,038.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at December 31, 1996 by $67,066.

3. CAPITAL STOCK

At December 31, 1996, there were 5,000,000,000 shares of no par value capital stock authorized, of which 2,000,000,000 shares each were designated as Class I and Class II, respectively. On June 18, 1996, the Board approved the designation of the remaining 1,000,000,000 shares as Advisor Class shares. Advisor Class shares will become available for sale on January 1, 1997. Transactions in the Fund's shares for the six months ended December 31, 1996 and for the year ended June 30, 1996 were as follows:

                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                            DECEMBER 31, 1996                JUNE 30, 1996
                                                          --------------------           ---------------------
CLASS I SHARES:                                           SHARES        AMOUNT          SHARES         AMOUNT
                                                         --------     ----------       ---------     ----------
Shares sold ........................................    5,879,095     $50,232,688     10,429,328     $80,970,898
Shares issued in reinvestment of distributions .....    2,130,953      19,029,436      2,810,022      20,880,395
Shares redeemed ....................................   (5,270,283)    (43,691,044)   (12,654,395)    (98,218,044)
                                                         --------     ----------       ---------     ----------
Net increase .......................................    2,739,765     $25,571,080        584,955     $ 3,633,249
                                                         ========     ==========       =========     ==========
Class II Shares:
Shares sold ........................................      327,139     $ 2,745,484        554,667     $ 4,314,434
Shares issued in reinvestment of distributions .....       30,206         268,532         12,982          95,849
Shares redeemed ....................................     (123,672)     (1,010,429)      (103,616)       (819,358)
                                                         --------     ----------       ---------     ----------
Net increase .......................................      233,673     $ 2,003,587        464,033     $ 3,590,925

                                                         ========     ==========       =========     ==========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended December 31, 1996, aggregated $100,622,425 and $81,572,554, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

A. MANAGEMENT AGREEMENT:

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the net assets of the Fund on the last day of the month as follows:

       ANNUALIZED FEE RATE  MONTH END NET ASSETS
       -------------------  ----------------------------------
            0.625%          First $100 million
            0.50%           Over $100 million, up to and including $250 million
            0.45%           Over $250 million

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

B. SHAREHOLDER SERVICES AGREEMENT:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc., (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended December 31, 1996, aggregated $223,989 of which $206,580 was paid to Investor Services.

C. DISTRIBUTION PLANS AND UNDERWRITING AGREEMENT:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II, of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the six months ended December 31, 1996, were as follows:

                                                           CLASS I   CLASS II
                                                           -------    ------
                Total commissions received.............    $263,693   $17,322
                Paid to other dealers..................    $245,394   $23,378
                Contingent deferred sales charges......          --   $ 1,743

D. OTHER AFFILIATES AND RELATED PARTY TRANSACTIONS:

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period are as follows:

                                              SIX MONTHS
                                                 ENDED                      YEAR ENDED JUNE 30,
                                                           -----------------------------------------
CLASS I SHARES:                                12/31/96     1996       1995        1994        1993       1992
                                                -------    -------    -------     -------     -------    -------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period......    $8.26      $7.24       $6.53       $7.25      $7.12       $7.36
                                                -------    -------    -------     -------     -------    -------
Net investment income.......................      .030       .060        .080        .100       .120        .140
Net realized and unrealized gain on securities    .890      1.484       1.329        .107       .557        .089
                                                -------    -------    -------     -------     -------    -------
Total from investment operations............      .920      1.544       1.409        .207       .677        .229
                                                -------    -------    -------     -------     -------    -------
Less distributions:
 From net investment income.................     (.029)     (.062)      (.079)      (.103)     (.119)      (.142)
 From capital gains.........................     (.431)     (.462)      (.620)      (.824)     (.428)      (.327)
                                                -------    -------    -------     -------     -------    -------
Total distributions.........................     (.460)     (.524)      (.699)      (.927)     (.547)      (.469)
                                                -------    -------    -------     -------     -------    -------
Net asset value at end of period............    $8.72      $8.26       $7.24       $6.53      $7.25       $7.12
                                                =======    =======    =======     =======     =======    =======
Total Return**..............................    11.00%     22.16%      23.78%       2.28%      9.53%       3.36%

6. FINANCIAL HIGHLIGHTS (CONT.)

                                              Six Months
                                                 Ended                      Year Ended June 30,
                                                                 -----------------------------------------
Class I Shares: (cont.)                        12/31/96     1996       1995        1994        1993       1992
                                                -------    -------    -------     -------     -------    -------
Ratio/Supplemental Data
Net assets at end of period (in 000's)......   $411,151   $366,602   $317,463    $279,880    $345,755   $364,826
Ratio of expenses to average net assets.....      .93%*      .95%        .95%        .79%       .69%        .70%
Ratio of net investment income to average
 net assets.................................      .72%*      .72%       1.21%       1.27%      1.67%       1.86%
Portfolio turnover rate.....................    22.67%     59.86%      86.20%      95.18%     51.12%      49.19%
Average commission rate***..................      .0602      .0548      --          --          --         --

                                              Six Months
                                                 Ended
CLASS II SHARES:                               12/31/96     1996       1995+
                                                -------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period......    $8.23      $7.24       $6.65
                                                -------    -------    -------
Net investment income.......................      --         .020        .010
Net realized and unrealized gain on securities    .881      1.452        .615
                                                -------    -------    -------
Total from investment operations............      .881      1.472        .625
                                                -------    -------    -------
Less distributions:
 From net investment income.................      --        (.020)      (.035)
 From capital gains.........................     (.431)     (.462)      --
                                                -------    -------    -------
Total distributions.........................     (.431)     (.482)      (.035)
                                                -------    -------    -------
Net asset value at end of period............    $8.68      $8.23       $7.24
                                                =======    =======    =======
TOTAL RETURN**..............................    10.58%     20.94%       9.42%
RATIO/SUPPLEMENTAL DATA
Net assets at end of period (in 000's)......    $6,468     $4,208         $342
Ratio of expenses to average net assets.....     1.84%*     1.77%       1.77%*
Ratio of net investment income to average
 net assets.................................      .03%*      .00%        .74%*
Portfolio turnover rate.....................    22.67%     59.86%      86.20%
Average commission rate***..................      .0602      .0548      --

*Annualized
**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.
***Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.
+For the period May 1, 1995 to June 30, 1995.



Franklin Equity Fund Semi-Annual Report December 31, 1996.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio breakdown of the fund's securities on December 31, 1996, based on total net assets.

Portfolio Breakdown on 12/31/96

Transportation                             3.0%
Real Estate Investment Trusts              1.7%
Health Care                               10.4%
Electronic Technology                     15.2%
Commercial & Industrial Services           3.3%
Utilities                                  7.0%
Software/Technology Services               7.3%
Process Industries & Manufacturing         3.6%
Retail & Consumer                         14.2%
Semiconductors                            10.5%
Finance                                   10.0%
Energy & Materials                         9.5%
Short-Term Obligations &                   4.3%
   Other Net Assets